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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Alambic Small Cap Plus Fund (ALGSX)

Alambic Mid Cap Plus Fund (ALMGX)

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-890-8988 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-890-8988. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

ALAMBIC FUNDS LETTER TO SHAREHOLDERS	October 2019

Dear Alambic Funds Shareholder:

We are once again pleased to present you with the Alambic Funds’ Annual Report for our fiscal year ended August 31, 2019. It was another interesting year for the U.S. equity markets, as the final four months of 2018 saw a meaningful market pullback – one that ended on December 24th, 2018 – whereupon the market rallied strongly into the new year. Over the entire period, small-caps significantly underperformed, and growth continued to beat value, particularly in the larger cap ranges.

We continue to believe U.S. equities remain broadly overvalued, particularly when it comes to the highest growth, often tech-oriented companies. While there are, no doubt, some fantastic companies in this mix, we believe the expectations embedded in many share prices currently exceed any rational projections of future performance. As a result, while the companies themselves may perform well, we believe share price performance could well be challenged over the medium term.

Adding to this “tricky situation” is the mixed economic backdrop. A significant portion of global manufacturing Purchasing Managers Indices (PMI’s) are now in contraction territory, with the U.S. recently joining this club. Services, in contrast, are still showing strength, although there does seem to be some slippage from the particularly robust business conditions of several months ago. Whether global manufacturing weakness continues to infect the U.S. economy remains to be seen, but we would venture the answer is “yes.” More difficult is the question of whether manufacturing weakness will bleed in to the service economy – and it is services that dominate GDP (manufacturing, for example, is only around 12.5% of U.S. GDP). We are probably more pessimistic than most on this front, but we still think there is only slightly greater than a 50% chance of a recession over the next 12-18 months – not high enough to panic, but still enough to cause concern.

Performance Review

Alambic Small Cap Plus Fund (“ALGSX”)

For the fiscal year ended August 31, 2019, ALGSX delivered a total return of -19.85%, compared to -12.89% for its benchmark, the Russell 2000® Index. The Fund’s portfolio has been managed with a focus on smaller market cap equities that are “cheap” relative to their industry peers on metrics such as price-to-book and cash flow yield. This has given the portfolio a distinct value bias, which clearly has not been the appropriate positioning given the market’s ongoing infatuation with the highest growth companies, regardless of their price. As an investment strategy, fundamental valuation swings in and out of style – although historically it has been in favor much more often than out-of-favor. Unfortunately, the past few years have been one of those times (just like the run-up to the Tech Bubble) when fundamental valuation hasn’t worked well. This has resulted in a prolonged period of underperformance for the Fund relative to its benchmark. While we believe that value will come back into favor, the timing is uncertain and, as a result, a decision has been made to close the Fund.

Alambic Mid Cap Plus Fund (“ALMGX”)

For the fiscal year ended August 31, 2019, ALMGX delivered a total return of -7.54%, compared to the +0.54% return for its benchmark, the Russell Midcap® Index. This Fund’s portfolio consists of a range of mid-cap equities. While these positions span the entire spectrum from growth to value, our investment methodology favors shares that are “cheap” relative to their industry peers on metrics such as price-to-book and cash flow yield (this being consistent with the approach in our Small Cap Plus Fund). Once again, this gives the portfolio a distinct value bias, and this was the main cause of the past year’s underperformance. While we remain confident that fundamental valuation will again turn to be the best investment approach over the longer term, we do not have enough visibility on when markets will turn away from their recent “growth at any price” approach and, hence, a decision has been made to close the Fund.

One of the greatest investors of all time, Julian Robertson, famously closed his firm – Tiger Management – in March of 2000, right at the peak of the Tech Bubble. In his final letter to shareholders, Mr. Robertson wrote: “As you have heard me say on many occasions, the key to Tiger’s success over the years has been a steady commitment to buying the best stocks and shorting the worst. In a rational environment, this strategy functions well. But in an irrational market, where earnings and price considerations take a back seat to mouse clicks and momentum, such logic, as we have learned, does not count for much.” Well aware of this story, we stuck to our knitting as long as we could, but we ultimately reached the same fate. Just as markets turned back then, we firmly believe they will turn again, and our greatest disappointment is that the Funds won’t be around to reap the rewards.

To paraphrase Hill Street Blues, “be careful out there.”

Sincerely

Albert Richards	Brian Thompson	Rob Slaymaker
CEO	CRO	Partner

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-890-8988.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, please visit our website at http://alambicfunds.com or call 1-888-890-8988 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Alambic Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of August 31, 2019, please see the Schedule of Investments sections of the Annual Report. The opinions of the Funds’ Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

ALAMBIC SMALL CAP PLUS FUND
PERFORMANCE INFORMATION
August 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Alambic Small Cap Plus Fund versus the Russell 2000® Total Return Index* and the Russell 2000® Growth Index.

Average Annual Total Returns (for the periods ended August 31, 2019)
	1 Year	3 Years	Since Inception(b)
Alambic Small Cap Plus Fund (a)	(19.85%)	4.11%	6.43%
Russell 2000® Total Return Index	(12.89%)	7.89%	8.62%
Russell 2000® Growth Index	(11.02%)	10.62%	9.68%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	Commencement of operations for Alambic Small Cap Plus Fund was December 29, 2015.
*

Effective April 9, 2019, the Russell 2000® Total Return Index is the Fund’s primary benchmark. The investment advisor to the Fund believes the Russell 2000® Total Return Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the Russell 2000® Growth Index.

ALAMBIC MID CAP PLUS FUND
PERFORMANCE INFORMATION
August 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Alambic Mid Cap Plus Fund versus the Russell Midcap Total Return Index* and the Russell Midcap Growth Total Return Index.

Average Annual Total Returns (for the periods ended August 31, 2019)
	1 Year	Since Inception(b)
Alambic Mid Cap Plus Fund (a)	(7.54%)	6.23%
Russell Midcap Total Return Index	0.54%	9.81%
Russell Midcap Growth Total Return Index	5.96%	16.48%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	Commencement of operations for Alambic Mid Cap Plus Fund was December 29, 2016.
*

Effective April 9, 2019, the Russell Midcap Total Return Index is the Fund’s primary benchmark. The investment advisor to the Fund believes the Russell Midcap Total Return Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the Russell Midcap Growth Total Return Index.

ALAMBIC SMALL CAP PLUS FUND
PORTFOLIO INFORMATION
August 31, 2019 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Simply Good Foods Company (The)	1.9%
Willis Lease Finance Corporation	1.9%
AngioDynamics, Inc.	1.9%
Great Lakes Dredge & Dock Corporation	1.6%
Sinclair Broadcast Group, Inc. - Class A	1.5%
Kimball International, Inc. - Class B	1.5%
Herman Miller, Inc.	1.5%
Luna Innovations, Inc.	1.3%
A10 Networks, Inc.	1.3%
Matson, Inc.	1.2%

ALAMBIC MID CAP PLUS FUND
PORTFOLIO INFORMATION
August 31, 2019 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Reliance Steel & Aluminum Company	2.9%
Gentex Corporation	2.7%
Cummins, Inc.	2.7%
Bio-Rad Laboratories, Inc. - Class A	2.7%
Cadence Design Systems, Inc.	2.3%
Sinclair Broadcast Group, Inc. - Class A	2.1%
Hologic, Inc.	2.0%
Mylan N.V.	2.0%
Oshkosh Corporation	2.0%
Seaboard Corporation	2.0%

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS August 31, 2019
COMMON STOCKS — 95.8%	Shares	Value
Communication Services — 3.5%
Entertainment — 0.8%
Lions Gate Entertainment Corporation - Class A	2,100	$18,963

Interactive Media & Services — 0.1%
Liberty TripAdvisor Holdings, Inc. - Series A (a)	400	3,496

Media — 2.3%
Marchex, Inc. - Class B (a)	1,118	3,801
MSG Networks, Inc. - Class A (a)	200	3,280
Sinclair Broadcast Group, Inc. - Class A	850	37,885
Tribune Publishing Company	1,422	10,878
		55,844
Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	300	7,560

Consumer Discretionary — 12.6%
Auto Components — 1.8%
Gentex Corporation	800	21,280
Goodyear Tire & Rubber Company (The)	1,700	19,499
Stoneridge, Inc. (a)	114	3,501
		44,280
Automobiles — 0.1%
Ford Motor Company	100	917

Distributors — 0.1%
LKQ Corporation (a)	100	2,627

Diversified Consumer Services — 2.4%
American Public Education, Inc. (a)	700	16,961
Career Education Corporation (a)	300	6,153
Collectors Universe, Inc.	353	9,150
Laureate Education, Inc. - Class A (a)	800	14,640
Select Interior Concepts, Inc. - Class A (a)	992	12,311
		59,215
Hotels, Restaurants & Leisure — 3.6%
Boyd Gaming Corporation	500	12,020
Brinker International, Inc.	50	1,900
Caesars Entertainment Corporation (a)	500	5,755
Century Casinos, Inc. (a)	1,800	13,824
Churchill Downs, Inc.	220	27,117
Habit Restaurants, Inc. (The) - Class A (a)	400	3,504

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Consumer Discretionary — 12.6% (Continued)
Hotels, Restaurants & Leisure — 3.6% (Continued)
MGM Resorts International	100	$2,806
Norwegian Cruise Line Holdings Ltd. (a)	300	15,225
Planet Fitness, Inc. - Class A (a)	20	1,412
Starbucks Corporation	60	5,794
		89,357
Household Durables — 3.0%
Cavco Industries, Inc. (a)	10	1,835
Green Brick Partners, Inc. (a)	374	3,437
Installed Building Products, Inc. (a)	150	8,536
M/I Homes, Inc. (a)	200	7,228
PulteGroup, Inc.	100	3,380
Skyline Champion Corporation (a)	300	8,400
Sonos, Inc. (a)	1,701	24,699
TopBuild Corporation (a)	140	12,967
Universal Electronics, Inc. (a)	50	2,257
		72,739
Internet & Direct Marketing Retail — 0.0% (b)
Lands’ End, Inc. (a)	100	775

Leisure Products — 0.4%
American Outdoor Brands Corporation (a)	1,000	6,010
Johnson Outdoors, Inc. - Class A	50	2,800
Polaris, Inc.	20	1,640
		10,450
Specialty Retail — 0.2%
Aaron’s, Inc.	50	3,206
Rent-A-Center, Inc. (a)	100	2,553
		5,759
Textiles, Apparel & Luxury Goods — 1.0%
Levi Strauss & Company - Class A (a)	100	1,690
Steven Madden Ltd.	400	13,288
Vera Bradley, Inc. (a)	900	9,531
		24,509
Consumer Staples — 2.8%
Beverages — 0.5%
Coca-Cola Consolidated, Inc.	15	5,049
Monster Beverage Corporation (a)	100	5,867
		10,916
Food Products — 1.9%
Simply Good Foods Company (The) (a)	1,600	47,408

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Consumer Staples — 2.8% (Continued)
Tobacco — 0.4%
Vector Group Ltd.	900	$10,512

Energy — 4.2%
Energy Equipment & Services — 1.6%
DMC Global, Inc.	150	6,514
Era Group, Inc. (a)	1,200	11,376
Forum Energy Technologies, Inc. (a)	1,500	2,115
Geospace Technologies Corporation (a)	191	2,338
Matrix Service Company (a)	900	17,883
		40,226
Oil, Gas & Consumable Fuels — 2.6%
Clean Energy Fuels Corporation (a)	800	1,592
Gulfport Energy Corporation (a)	1,300	3,120
International Seaways, Inc. (a)	500	8,610
Kosmos Energy Ltd.	2,900	18,328
NACCO Industries, Inc. - Class A	191	9,508
SandRidge Energy, Inc. (a)	600	2,808
Talos Energy, Inc. (a)	421	8,016
World Fuel Services Corporation	300	11,520
		63,502
Financials — 1.7%
Banks — 1.2%
CIT Group, Inc.	100	4,259
Smartsheet, Inc. - Class A (a)	500	24,300
TCF Financial Corporation	50	1,928
		30,487
Capital Markets — 0.2%
Stifel Financial Corporation	100	5,342

Thrifts & Mortgage Finance — 0.3%
Axos Financial, Inc. (a)	100	2,591
Mr. Cooper Group, Inc. (a)	200	1,762
NMI Holdings, Inc. - Class A (a)	100	2,834
		7,187
Health Care — 26.0%
Biotechnology — 8.2%
ACADIA Pharmaceuticals, Inc. (a)	500	13,830
Agenus, Inc. (a)	800	2,304
Agios Pharmaceuticals, Inc. (a)	50	1,897
Alector, Inc. (a)	100	1,646
Alexion Pharmaceuticals, Inc. (a)	20	2,015

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Health Care — 26.0% (Continued)
Biotechnology — 8.2% (Continued)
AMAG Pharmaceuticals, Inc. (a)	300	$3,276
Arrowhead Pharmaceuticals, Inc. (a)	200	6,834
Blueprint Medicines Corporation (a)	20	1,533
Clovis Oncology, Inc. (a)	500	2,805
Cyclerion Therapeutics, Inc. (a)	400	3,804
Denali Therapeutics, Inc. (a)	100	1,800
Editas Medicine, Inc. (a)	100	2,483
Emergent BioSolutions, Inc. (a)	100	4,380
Epizyme, Inc. (a)	100	1,297
Fate Therapeutics, Inc. (a)	300	4,896
FibroGen, Inc. (a)	100	4,466
Genomic Health, Inc. (a)	110	8,433
Gritstone Oncology, Inc. (a)	200	2,024
Halozyme Therapeutics, Inc. (a)	700	11,564
Intellia Therapeutics, Inc. (a)	400	5,676
Invitae Corporation (a)	300	7,278
Ironwood Pharmaceuticals, Inc. (a)	1,000	9,310
Jounce Therapeutics, Inc. (a)	500	1,885
Momenta Pharmaceuticals, Inc. (a)	100	1,263
OPKO Health, Inc. (a)	2,900	5,336
Pfenex, Inc. (a)	200	1,470
Portola Pharmaceuticals, Inc. (a)	300	8,718
Precision BioSciences, Inc. (a)	400	3,408
Principia Biopharma, Inc. (a)	150	5,955
Progenics Pharmaceuticals, Inc. (a)	4,000	17,600
Seattle Genetics, Inc. (a)	200	14,528
Spectrum Pharmaceuticals, Inc. (a)	400	2,936
Stemline Therapeutics, Inc. (a)	200	2,382
Sutro Biopharma, Inc. (a)	100	807
Ultragenyx Pharmaceutical, Inc. (a)	200	10,894
United Therapeutics Corporation (a)	60	4,954
Vanda Pharmaceuticals, Inc. (a)	300	4,227
Veracyte, Inc. (a)	100	2,650
Voyager Therapeutics, Inc. (a)	200	3,574
Xencor, Inc. (a)	150	5,592
		201,730
Health Care Equipment & Supplies — 7.3%
Alphatec Holdings, Inc. (a)	800	4,184
AngioDynamics, Inc. (a)	2,500	45,925
AtriCure, Inc. (a)	300	8,217
Avanos Medical, Inc. (a)	150	4,977

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Health Care — 26.0% (Continued)
Health Care Equipment & Supplies — 7.3% (Continued)
Cardiovascular Systems, Inc. (a)	600	$29,058
CryoLife, Inc. (a)	200	5,360
Cutera, Inc. (a)	100	2,887
FONAR Corporation (a)	800	19,280
Hologic, Inc. (a)	250	12,342
Integer Holdings Corporation (a)	200	14,480
Lantheus Holdings, Inc. (a)	200	4,352
Natus Medical, Inc. (a)	100	2,768
OraSure Technologies, Inc. (a)	300	1,980
SeaSpine Holdings Corporation (a)	101	1,110
Tandem Diabetes Care, Inc. (a)	70	5,070
Vapotherm, Inc. (a)	100	1,160
Varex Imaging Corporation (a)	200	5,270
Zimmer Biomet Holdings, Inc.	20	2,784
Zynex, Inc.	1,057	9,450
		180,654
Health Care Providers & Services — 4.7%
Amedisys, Inc. (a)	180	23,168
AmerisourceBergen Corporation	260	21,390
Cardinal Health, Inc.	500	21,565
Cross Country Healthcare, Inc. (a)	700	7,175
DaVita, Inc. (a)	100	5,637
Humana, Inc.	10	2,832
Joint Corporation (The) (a)	759	12,736
McKesson Corporation	80	11,062
Owens & Minor, Inc.	600	3,048
Triple-S Management Corporation - Class B (a)	296	6,074
		114,687
Health Care Technology — 0.9%
Change Healthcare, Inc. (a)	216	3,030
NextGen Healthcare, Inc. (a)	1,400	19,894
		22,924
Life Sciences Tools & Services — 1.0%
Bio-Rad Laboratories, Inc. - Class A (a)	50	16,886
Medpace Holdings, Inc. (a)	50	4,045
NanoString Technologies, Inc. (a)	100	2,548
		23,479

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Health Care — 26.0% (Continued)
Pharmaceuticals — 3.9%
Amphastar Pharmaceuticals, Inc. (a)	1,000	$22,460
Corcept Therapeutics, Inc. (a)	700	8,827
Innoviva, Inc. (a)	200	2,318
Lannett Company, Inc. (a)	1,700	17,510
Merck & Company, Inc.	30	2,594
Mylan N.V. (a)	1,200	23,364
Osmotica Pharmaceuticals plc (a)	1,334	4,082
Prestige Consumer Healthcare, Inc. (a)	400	12,752
Supernus Pharmaceuticals, Inc. (a)	100	2,703
		96,610
Industrials — 22.3%
Aerospace & Defense — 2.2%
Axon Enterprise, Inc. (a)	100	5,997
Mercury Systems, Inc. (a)	250	21,408
Wesco Aircraft Holdings, Inc. (a)	2,500	27,500
		54,905
Building Products — 2.4%
Armstrong Flooring, Inc. (a)	200	1,354
Builders FirstSource, Inc. (a)	1,367	26,588
CSW Industrials, Inc.	342	23,328
JELD-WEN Holding, Inc. (a)	400	6,904
Patrick Industries, Inc. (a)	50	1,807
		59,981
Commercial Services & Supplies — 4.0%
Brady Corporation - Class A	50	2,360
Herman Miller, Inc.	850	35,938
Kimball International, Inc. - Class B	2,076	36,434
Pitney Bowes, Inc.	6,400	22,784
		97,516
Construction & Engineering — 3.0%
Construction Partners, Inc. - Class A (a)	500	8,245
Great Lakes Dredge & Dock Corporation (a)	3,751	40,661
IES Holdings, Inc. (a)	917	17,304
MYR Group, Inc. (a)	100	2,867
Northwest Pipe Company (a)	150	3,450
		72,527
Electrical Equipment — 1.6%
Powell Industries, Inc.	616	22,373
Preformed Line Products Company	324	16,605
		38,978

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Industrials — 22.3% (Continued)
Industrial Conglomerates — 0.1%
General Electric Company	200	$1,650

Machinery — 3.9%
AGCO Corporation	129	8,917
Commercial Vehicle Group, Inc. (a)	2,304	14,630
Federal Signal Corporation	200	5,942
Hurco Companies, Inc.	234	7,467
L.B. Foster Company - Class A (a)	200	3,982
Lydall, Inc. (a)	200	4,022
Meritor, Inc. (a)	1,000	16,820
Miller Industries, Inc.	100	3,129
Oshkosh Corporation	272	19,113
Terex Corporation	500	12,415
		96,437
Marine — 1.2%
Matson, Inc.	850	30,201

Professional Services — 0.7%
Kforce, Inc.	250	8,135
Korn Ferry	100	3,908
Resources Connection, Inc.	100	1,655
TriNet Group, Inc. (a)	50	3,356
		17,054
Road & Rail — 0.5%
Universal Logistics Holdings, Inc.	591	12,381

Trading Companies & Distributors — 2.7%
BMC Stock Holdings, Inc. (a)	612	15,563
Veritiv Corporation (a)	300	4,968
Willis Lease Finance Corporation (a)	761	47,007
		67,538
Information Technology — 18.0%
Communications Equipment — 2.0%
Acacia Communications, Inc. (a)	100	6,305
ADTRAN, Inc.	548	5,628
Cambium Networks Corporation (a)	500	4,495
Comtech Telecommunications Corporation	100	2,675
DASAN Zhone Solutions, Inc. (a)	258	2,753
Digi International, Inc. (a)	458	5,853
Extreme Networks, Inc. (a)	3,100	20,708
		48,417

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Information Technology — 18.0% (Continued)
Electronic Equipment, Instruments & Components — 4.1%
Avnet, Inc.	250	$10,473
Iteris, Inc. (a)	1,300	7,072
Kimball Electronics, Inc. (a)	300	3,963
Luna Innovations, Inc. (a)	5,076	32,334
PCM, Inc. (a)	100	3,500
Sanmina Corporation (a)	100	2,890
Tech Data Corporation (a)	284	26,335
Vishay Precision Group, Inc. (a)	350	10,937
Zebra Technologies Corporation - Class A (a)	20	4,101
		101,605
IT Services — 2.6%
Brightcove, Inc. (a)	1,100	13,563
EPAM Systems, Inc. (a)	40	7,653
KBR, Inc.	300	7,656
Paysign, Inc. (a)	526	6,991
Perspecta, Inc.	300	7,785
Presidio, Inc.	743	11,903
TTEC Holdings, Inc.	150	7,036
		62,587
Semiconductors & Semiconductor Equipment — 4.3%
ACM Research, Inc. - Class A (a)	600	8,580
Amkor Technology, Inc. (a)	1,142	9,993
Cirrus Logic, Inc. (a)	307	16,467
FormFactor, Inc. (a)	700	11,963
Inphi Corporation (a)	100	6,119
Micron Technology, Inc. (a)	200	9,054
NeoPhotonics Corporation (a)	2,800	17,528
Rambus, Inc. (a)	1,400	17,556
Xperi Corporation	500	9,160
		106,420
Software — 5.0%
A10 Networks, Inc. (a)	4,615	32,028
Alteryx, Inc. - Class A (a)	80	11,396
Cadence Design Systems, Inc. (a)	300	20,544
ChannelAdvisor Corporation (a)	600	5,160
eGain Corporation (a)	600	4,308
GlobalSCAPE, Inc.	600	7,206
HubSpot, Inc. (a)	10	1,997
MobileIron, Inc. (a)	800	5,520
Oracle Corporation	50	2,603
Pivotal Software, Inc. - Class A (a)	100	1,491

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Information Technology — 18.0% (Continued)
Software — 5.0% (Continued)
Telaria, Inc. (a)	1,800	$17,964
Telenav, Inc. (a)	700	7,924
Tenable Holdings, Inc. (a)	100	2,280
Workiva, Inc. (a)	50	2,406
		122,827
Technology Hardware, Storage & Peripherals — 0.0% (b)
Sonim Technologies, Inc. (a)	100	726

Materials — 4.7%
Chemicals — 1.9%
Cabot Corporation	250	10,000
CF Industries Holdings, Inc.	50	2,410
Hawkins, Inc.	100	4,435
Huntsman Corporation	300	5,976
Innospec, Inc.	260	21,627
Valhi, Inc.	900	1,755
		46,203
Metals & Mining — 1.8%
Commercial Metals Company	200	3,134
Reliance Steel & Aluminum Company	280	27,224
Ryerson Holding Corporation (a)	1,750	12,023
Worthington Industries, Inc.	100	3,470
		45,851
Paper & Forest Products — 1.0%
Schweitzer-Mauduit International, Inc.	719	24,115

Total Investments at Value — 95.8% (Cost $2,170,527)		$2,360,074

Other Assets in Excess of Liabilities — 4.2%		104,702

Net Assets — 100.0%		$2,464,776

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND SCHEDULE OF INVESTMENTS August 31, 2019
COMMON STOCKS — 93.3%	Shares	Value
Communication Services — 6.0%
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc.	200	$2,276

Entertainment — 1.4%
Electronic Arts, Inc. (a)	20	1,874
Live Nation Entertainment, Inc. (a)	20	1,390
Viacom, Inc. - Class B	300	7,494
Zynga, Inc. - Class A (a)	1,200	6,852
		17,610
Media — 3.2%
Discovery, Inc. - Series A (a)	500	13,800
Sinclair Broadcast Group, Inc. - Class A	600	26,742
		40,542
Wireless Telecommunication Services — 1.2%
Sprint Corporation (a)	2,200	14,938

Consumer Discretionary — 14.7%
Auto Components — 3.9%
BorgWarner, Inc.	460	15,010
Gentex Corporation	1,300	34,580
		49,590
Distributors — 1.6%
LKQ Corporation (a)	750	19,703

Diversified Consumer Services — 0.9%
Laureate Education, Inc. - Class A (a)	600	10,980

Hotels, Restaurants & Leisure — 3.7%
Caesars Entertainment Corporation (a)	100	1,151
Chipotle Mexican Grill, Inc. (a)	4	3,354
Churchill Downs, Inc.	160	19,721
Hilton Worldwide Holdings, Inc.	140	12,932
MGM Resorts International	250	7,015
Norwegian Cruise Line Holdings Ltd. (a)	40	2,030
		46,203
Household Durables — 2.7%
NVR, Inc. (a)	3	10,797
PulteGroup, Inc.	700	23,660
		34,457

See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Consumer Discretionary — 14.7% (Continued)
Internet & Direct Marketing Retail — 0.5%
Etsy, Inc. (a)	80	$4,223
Expedia Group, Inc.	20	2,602
		6,825
Leisure Products — 0.4%
Polaris, Inc.	60	4,921

Multi-Line Retail — 0.7%
Dollar General Corporation	50	7,804
Macy’s, Inc.	100	1,476
		9,280
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Company - Class A (a)	200	3,380

Consumer Staples — 5.8%
Beverages — 1.0%
Monster Beverage Corporation (a)	220	12,908

Food & Staples Retailing — 0.9%
Performance Food Group Company (a)	80	3,743
US Foods Holding Corporation (a)	200	8,090
		11,833
Food Products — 3.9%
Archer-Daniels-Midland Company	190	7,229
Campbell Soup Company	120	5,400
General Mills, Inc.	120	6,456
Ingredion, Inc.	40	3,091
Pilgrim’s Pride Corporation (a)	50	1,558
Seaboard Corporation	6	24,781
		48,515
Energy — 3.4%
Oil, Gas & Consumable Fuels — 3.4%
CVR Energy, Inc.	80	3,182
Devon Energy Corporation	900	19,791
EQT Corporation	1,000	10,170
HollyFrontier Corporation	180	7,985
Marathon Oil Corporation	100	1,184
		42,312
Financials — 6.2%
Banks — 2.6%
Fifth Third Bancorp	350	9,257
First Citizens BancShares, Inc. - Class A	10	4,446

See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Financials — 6.2% (Continued)
Banks — 2.6% (Continued)
Huntington Bancshares, Inc.	400	$5,300
KeyCorp	400	6,640
Prosperity Bancshares, Inc.	40	2,597
Regions Financial Corporation	200	2,924
SunTrust Banks, Inc.	20	1,230
		32,394
Capital Markets — 1.5%
Franklin Resources, Inc.	150	3,942
KKR & Company, Inc. - Class A	300	7,752
MarketAxess Holdings, Inc.	5	1,988
Raymond James Financial, Inc.	40	3,140
T. Rowe Price Group, Inc.	20	2,213
		19,035
Consumer Finance — 0.1%
Synchrony Financial	50	1,603

Insurance — 2.0%
Assurant, Inc.	80	9,840
Erie Indemnity Company - Class A	25	5,482
First American Financial Corporation	40	2,338
Hartford Financial Services Group, Inc. (The)	60	3,497
Principal Financial Group, Inc.	40	2,129
Prudential Financial, Inc.	20	1,602
		24,888
Health Care — 15.2%
Biotechnology — 0.7%
Alexion Pharmaceuticals, Inc. (a)	50	5,038
Seattle Genetics, Inc. (a)	60	4,359
		9,397
Health Care Equipment & Supplies — 4.6%
Edwards Lifesciences Corporation (a)	10	2,219
Hill-Rom Holdings, Inc.	100	10,768
Hologic, Inc. (a)	520	25,672
Masimo Corporation (a)	40	6,130
Zimmer Biomet Holdings, Inc.	90	12,528
		57,317
Health Care Providers & Services — 4.9%
AmerisourceBergen Corporation	280	23,036
Cardinal Health, Inc.	240	10,351
DaVita, Inc. (a)	80	4,509

See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Health Care — 15.2% (Continued)
Health Care Providers & Services — 4.9% (Continued)
McKesson Corporation	170	$23,506
		61,402
Life Sciences Tools & Services — 3.0%
Bio-Rad Laboratories, Inc. - Class A (a)	100	33,771
Charles River Laboratories International, Inc. (a)	35	4,592
		38,363
Pharmaceuticals — 2.0%
Mylan N.V. (a)	1,300	25,311

Industrials — 14.5%
Aerospace & Defense — 1.4%
Mercury Systems, Inc. (a)	200	17,126

Airlines — 1.2%
JetBlue Airways Corporation (a)	400	6,928
Southwest Airlines Company	160	8,371
		15,299
Construction & Engineering — 1.3%
EMCOR Group, Inc.	60	5,246
MasTec, Inc. (a)	180	11,317
		16,563
Electrical Equipment — 1.0%
Acuity Brands, Inc.	90	11,287
Rockwell Automation, Inc.	10	1,528
		12,815
Industrial Conglomerates — 0.7%
Carlisle Companies, Inc.	50	7,248
General Electric Company	200	1,650
		8,898
Machinery — 6.7%
AGCO Corporation	150	10,368
Allison Transmission Holdings, Inc.	200	8,886
Cummins, Inc.	230	34,332
Oshkosh Corporation	360	25,297
Woodward, Inc.	50	5,393
		84,276
Professional Services — 1.7%
CoStar Group, Inc. (a)	4	2,459
ManpowerGroup, Inc.	220	17,983
		20,442

See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Industrials — 14.5% (Continued)
Road & Rail — 0.5%
Old Dominion Freight Line, Inc.	40	$6,550

Information Technology — 19.3%
Communications Equipment — 0.1%
EchoStar Corporation - Class A (a)	30	1,267

Electronic Equipment, Instruments & Components — 2.5%
Avnet, Inc.	339	14,201
Jabil, Inc.	250	7,202
Keysight Technologies, Inc. (a)	100	9,686
		31,089
IT Services — 6.6%
Booz Allen Hamilton Holding Corporation	200	15,102
EPAM Systems, Inc. (a)	80	15,306
Euronet Worldwide, Inc. (a)	90	13,783
Perspecta, Inc.	700	18,165
Sabre Corporation	400	9,456
Western Union Company (The)	500	11,060
		82,872
Semiconductors & Semiconductor Equipment — 3.2%
Lam Research Corporation	40	8,420
Mellanox Technologies Ltd. (a)	10	1,071
Micron Technology, Inc. (a)	171	7,741
ON Semiconductor Corporation (a)	300	5,340
Qorvo, Inc. (a)	60	4,286
Teradyne, Inc.	100	5,297
Xilinx, Inc.	80	8,325
		40,480
Software — 4.6%
Autodesk, Inc. (a)	10	1,428
Cadence Design Systems, Inc. (a)	420	28,762
Fortinet, Inc. (a)	60	4,751
Nuance Communications, Inc. (a)	700	11,767
salesforce.com, Inc. (a)	44	6,867
Symantec Corporation	200	4,650
		58,225
Technology Hardware, Storage & Peripherals — 2.3%
Dell Technologies, Inc. - Class C (a)	20	1,031
HP, Inc.	800	14,632
Western Digital Corporation	200	11,454

See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Information Technology — 19.3% (Continued)
Technology Hardware, Storage & Peripherals — 2.3% (Continued)
Xerox Holdings Corporation (a)	50	$1,449
		28,566
Materials — 5.6%
Chemicals — 1.8%
CF Industries Holdings, Inc.	180	8,674
Corteva, Inc.	250	7,330
Dow, Inc.	60	2,558
Huntsman Corporation	240	4,781
		23,343
Containers & Packaging — 0.4%
Packaging Corporation of America	50	5,029

Metals & Mining — 3.4%
Nucor Corporation	60	2,939
Reliance Steel & Aluminum Company	380	36,947
Steel Dynamics, Inc.	100	2,700
		42,586
Real Estate — 2.6%
Equity Real Estate Investment Trusts (REITs) — 2.6%
Digital Realty Trust, Inc.	30	3,709
Kimco Realty Corporation	100	1,838
Lamar Advertising Company - Class A	40	3,066
SBA Communications Corporation	30	7,873
SL Green Realty Corporation	20	1,604
Ventas, Inc.	100	7,339
Weyerhaeuser Company	250	6,578
		32,007

Total Investments at Value — 93.3% (Cost $1,061,417)		$1,173,416

Other Assets in Excess of Liabilities — 6.7%		84,930

Net Assets — 100.0%		$1,258,346

(a)	Non-income producing security.

See accompanying notes to financial statements.

ALAMBIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES August 31, 2019
	Alambic Small Cap Plus Fund	Alambic Mid Cap Plus Fund
ASSETS
Investments in securities:
At cost	$2,170,527	$1,061,417
At value (Note 2)	$2,360,074	$1,173,416
Cash (Note 2)	111,064	64,723
Receivable for investment securities sold	79,361	22,765
Dividends receivable	1,568	1,860
Receivable from Adviser (Note 4)	28,733	30,343
Other assets	146	144
Total assets	2,580,946	1,293,251

LIABILITIES
Payable for investment securities purchased	103,677	22,572
Payable to administrator (Note 4)	7,021	7,011
Other accrued expenses	5,472	5,322
Total liabilities	116,170	34,905

NET ASSETS	$2,464,776	$1,258,346

NET ASSETS CONSIST OF:
Paid-in capital	$2,640,394	$1,212,874
Accumulated earnings (deficit)	(175,618)	45,472
NET ASSETS	$2,464,776	$1,258,346

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	265,917	118,021

Net asset value, offering price and redemption price (Note 2)	$9.27	$10.66

See accompanying notes to financial statements.

ALAMBIC FUNDS STATEMENTS OF OPERATIONS For the Year Ended August 31, 2019
	Alambic Small Cap Plus Fund	Alambic Mid Cap Plus Fund
INVESTMENT INCOME
Dividend income	$28,686	$13,803
Interest	281	192
Total investment income	28,967	13,995

EXPENSES
Fund accounting fees (Note 4)	30,270	29,114
Administration fees (Note 4)	30,000	29,000
Legal fees	21,209	21,209
Audit and tax services fees	17,000	17,000
Investment advisory fees (Note 4)	25,686	7,977
Trustees’ fees and expenses (Note 4)	14,262	14,262
Compliance service fees (Note 4)	12,000	12,000
Transfer agent fees (Note 4)	12,000	12,000
Custody and bank service fees	5,739	5,739
Registration and filing fees	4,238	4,199
Pricing costs	3,821	2,257
Insurance expense	2,682	2,666
Postage and supplies	2,078	1,943
Printing of shareholder reports	1,953	1,893
Other expenses	11,324	11,208
Total expenses	194,262	172,467
Less fee reductions and expense reimbursements by Adviser (Note 4)	(168,576)	(162,780)
Net expenses	25,686	9,687

NET INVESTMENT INCOME	3,281	4,308

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investment transactions	(341,761)	(70,799)
Net change in unrealized appreciation (depreciation) on investments	(279,695)	(27,359)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(621,456)	(98,158)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(618,175)	$(93,850)

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2019	Year Ended August 31, 2018 (a)
FROM OPERATIONS
Net investment income (loss)	$3,281	$(6,682)
Net realized gains (losses) from investment transactions	(341,761)	479,597
Net change in unrealized appreciation (depreciation) on investments	(279,695)	81,190
Net increase (decrease) in net assets resulting from operations	(618,175)	554,105

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(387,087)	(358,457)

CAPITAL SHARE TRANSACTIONS
Net asset value of shares issued in reinvestment of distributions to shareholders	387,087	358,457
Payments for shares redeemed	(54,472)	(35,512)
Net increase from capital share transactions	332,615	322,945

TOTAL INCREASE (DECREASE) IN NET ASSETS	(672,647)	518,593

NET ASSETS
Beginning of year	3,137,423	2,618,830
End of year	$2,464,776	$3,137,423

CAPITAL SHARES ACTIVITY
Shares issued in reinvestment of distributions to shareholders	42,351	28,954
Shares redeemed	(5,283)	(2,675)
Net increase in shares outstanding	37,068	26,279
Shares outstanding at beginning of year	228,849	202,570
Shares outstanding at end of year	265,917	228,849

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders consisted of $358,457 from net realized gains. As of August 31, 2018, accumulated net investment loss was ($6,623).

See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2019	Year Ended August 31, 2018 (a)
FROM OPERATIONS
Net investment income	$4,308	$3,922
Net realized gains (losses) from investment transactions	(70,799)	85,972
Net change in unrealized appreciation (depreciation) on investments	(27,359)	70,519
Net increase (decrease) in net assets resulting from operations	(93,850)	160,413

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(88,810)	(2,819)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	161,610	—
Net asset value of shares issued in reinvestment of distributions to shareholders	88,810	2,819
Net increase from capital share transactions	250,420	2,819

TOTAL INCREASE IN NET ASSETS	67,760	160,413

NET ASSETS
Beginning of year	1,190,586	1,030,173
End of year	$1,258,346	$1,190,586

CAPITAL SHARES ACTIVITY
Shares sold	14,773	—
Shares issued in reinvestment of distributions to shareholders	9,368	234
Net increase in shares outstanding	24,141	234
Shares outstanding at beginning of year	93,880	93,646
Shares outstanding at end of year	118,021	93,880

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders consisted of $2,519 and $300 from net investment income and from net realized gains, respectively. As of August 31, 2018, accumulated net investment income was $3,057.

See accompanying notes to financial statements.

ALAMBIC SMALL CAP PLUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$13.71	$12.93	$11.14	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.02)	(0.06)	(0.01)
Net realized and unrealized gains (losses) on investments	(2.77)	2.58	1.85	1.15
Total from investment operations	(2.75)	2.56	1.79	1.14

Less distributions:
From net realized gains	(1.69)	(1.78)	—	—

Net asset value at end of period	$9.27	$13.71	$12.93	$11.14

Total return (b)	(19.85%)	21.31%	16.07%	11.40	%(c)

Net assets at end of period (000’s)	$2,465	$3,137	$2,619	$2,246

Ratios/supplemental data:
Ratio of total expenses to average net assets	7.19%	6.09%	7.22%	8.89	%(d)

Ratio of net expenses to average net assets (e)	0.95%	0.95%	1.18%	1.20	%(d)

Ratio of net investment income (loss) to average net assets (e)	0.12%	(0.23%)	(0.50%)	(0.16	%)(d)

Portfolio turnover rate	428%	220%	199%	309	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2015) through August 31, 2016.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fees reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

ALAMBIC MID CAP PLUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended August 31, 2019	Year Ended August 31, 2018		Period Ended August 31, 2017 (a)
Net asset value at beginning of period	$12.68	$11.00		$10.00

Income (loss) from investment operations:
Net investment income	0.04	0.04		0.02
Net realized and unrealized gains (losses) on investments	(1.12)	1.67		0.98
Total from investment operations	(1.08)	1.71		1.00

Less distributions:
From net investment income	(0.03)	(0.03)		—
From net realized gains	(0.91)	(0.00	)(b)	—
Total distributions	(0.94)	(0.03)		—

Net asset value at end of period	$10.66	$12.68		$11.00

Total return (c)	(7.54%)	15.56%		10.00	%(d)

Net assets at end of period (000’s)	$1,258	$1,191		$1,030

Ratios/supplemental data:
Ratio of total expenses to average net assets	15.13%	13.60%		16.22	%(e)

Ratio of net expenses to average net assets (f)	0.85%	0.85%		0.85	%(e)

Ratio of net investment income to average net assets (f)	0.38%	0.35%		0.30	%(e)

Portfolio turnover rate	299%	183%		217	%(d)

(a)	Represents the period from the commencement of operations (December 29, 2016) through August 31, 2017.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fees reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

ALAMBIC FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2019

1. Organization

Alambic Small Cap Plus Fund (formerly Alambic Small Cap Growth Plus Fund) and Alambic Mid Cap Plus Fund (formerly Alambic Mid Cap Growth Plus Fund) (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of each Fund is to seek long-term capital appreciation.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with GAAP.

New accounting pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Funds value securities traded in the over-the-counter market at the last sale price, if available, otherwise at the most recently quoted mean price. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures established by and under the direction

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2019:

Alambic Small Cap Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,360,074	$—	$—	$2,360,074

Alambic Mid Cap Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,173,416	$—	$—	$1,173,416

Refer to the Funds’ Schedules of Investments for a listing of the common stocks by industry type. There were no Level 3 securities held by the Funds as of or during the year ended August 31, 2019.

Cash account – Each Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of August 31, 2019, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Withholding taxes on foreign dividends have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investments in REITs – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by each Fund to shareholders during the years ended August 31, 2019 and 2018 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Alambic Small Cap Plus Fund	8/31/2019	$—	$387,087	$387,087
	8/31/2018	$—	$358,457	$358,457
Alambic Mid Cap Plus Fund	8/31/2019	$3,068	$85,742	$88,810
	8/31/2018	$2,819	$—	$2,819

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2019:

	Alambic Small Cap Plus Fund	Alambic Mid Cap Plus Fund
Tax cost of portfolio investments	$2,171,236	$1,063,010
Gross unrealized appreciation	$256,806	$130,492
Gross unrealized depreciation	(67,968)	(20,086)
Net unrealized appreciation	188,838	110,406
Undistributed ordinary income	—	4,297
Accumulated capital and other losses	(364,456)	(69,231)
Accumulated earnings (deficit)	$(175,618)	$45,472

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due primarily to the tax deferral of losses on wash sales.

As of August 31, 2019, Alambic Mid Cap Plus Fund had a short-term capital loss carryforward of $69,231 for federal income tax purposes, which may be carried forward indefinitely. This capital loss carryforward is available to offset net realized capital gains in future years, thereby reducing future taxable gains distributions.

Specified capital losses incurred after October 31, 2018 and net qualified late-year ordinary losses incurred after December 31, 2018 are deemed to arise on the first day of a Fund’s next taxable year. For the year ended August 31, 2019, Alambic Small Cap Plus Fund deferred $363,428 and $1,028 of late-year capital losses and ordinary losses, respectively, to September 1, 2019 for income tax purposes.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended August 31, 2019, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

	Paid-in Capital	Accumulated Earnings (Deficit)
Alambic Small Cap Plus Fund	$(2,317)	$2,317
Alambic Mid Cap Plus Fund	$—	$—

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each of the Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2019, costs of purchases and proceeds from sales of investment securities, other than short-term investments, were as follows:

	Alambic Small Cap Plus Fund	Alambic Mid Cap Plus Fund
Purchases of investment securities	$11,266,168	$3,363,067
Proceeds from sales of investment securities	$11,313,517	$3,214,632

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Alambic Investment Management, L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of average daily net assets with respect to Alambic Small Cap Plus Fund and at the annual rate of 0.70% of average daily net assets with respect to Alambic Mid Cap Plus Fund.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Expense Limitation Agreement (the “ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until December 31, 2020, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of portfolio transaction and other investment-related costs (including brokerage costs); taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; Acquired Fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to 0.95% of average daily net assets with respect to Alambic Small Cap Plus Fund and to 0.85% of average daily net assets with respect to Alambic Mid Cap Plus Fund.

Accordingly, during the year ended August 31, 2019, the Adviser did not collect any of its investment advisory fees and reimbursed other operating expenses totaling $142,890 and $154,803 with respect to Alambic Small Cap Plus Fund and Alambic Mid Cap Plus Fund, respectively.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitations in effect at the time the expenses to be repaid were incurred. As of August 31, 2019, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements totaling $469,204 and $392,270 with respect to Alambic Small Cap Plus Fund and Alambic Mid Cap Plus Fund, respectively, no later than the dates as stated below:

	Alambic Small Cap Plus Fund	Alambic Mid Cap Plus Fund
August 31, 2020	$150,695	$86,151
August 31, 2021	149,933	143,339
August 31, 2022	168,576	162,780
	$469,204	$392,270

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Funds for serving in such capacities.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2019, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

Name of Record Owner	% Ownership
Alambic Small Cap Plus Fund
Charles Schwab & Co. (for the benefit of its customers)	44%
Kawishiwi Partners Trust	31%
Alambic Mid Cap Plus Fund
Charles Schwab & Co. (for the benefit of its customers)	47%
Kawishiwi Partners Trust	27%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2019, Alambic Small Cap Plus Fund had 26.0% of the value of its net assets invested in stocks within the Health Care sector.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except those listed below:

At a meeting of the Trustees held on September 16, 2019, the Trustees, in consultation with the Funds’ investment adviser, determined that it was in the best interest of the Funds and their shareholders to discontinue the Funds’ operations and to liquidate and close the Funds. Shares of the Funds are no longer available for purchase. All outstanding shares of the Funds were redeemed on or before October 28, 2019.

ALAMBIC FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alambic Small Cap Plus Fund and Alambic Mid Cap Plus Fund and Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alambic Small Cap Plus Fund and Alambic Mid Cap Plus Fund (the “Funds”), each a series of Ultimus Managers Trust, as of August 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2019

ALAMBIC FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2019) and held until the end of the period (August 31, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. The hypothetical returns example does not reflect actual trading in any Fund, but is used for illustrative purposes only.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

ALAMBIC FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Alambic Small Cap Plus Fund
Actual Fund Return	$1,000.00	$ 872.10	0.95%	$4.48
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.42	0.95%	$4.84

Alambic Mid Cap Plus Fund
Actual Fund Return	$1,000.00	$ 973.50	0.85%	$4.23
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.92	0.85%	$4.33

(a)	Annualized, based on each Fund’s expenses for the previous six month period.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ALAMBIC FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-890-8988, or on the SEC website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-890-8988, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-890-8988. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2019, Alambic Small Cap Plus Fund and Alambic Mid Cap Plus Fund designated $387,087 and $85,742, respectively, as long-term capital gain distributions.

Qualified Dividend Income – Alambic Mid Cap Plus Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended August 31, 2019, 100% of ordinary income dividends paid by Alambic Mid Cap Plus Fund qualified for the corporate dividends received deduction.

ALAMBIC FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	14	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	14	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	14	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

ALAMBIC FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	14	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	14	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017),Cambridge Associates, LLC	14	None

ALAMBIC FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President (2018 to present) and Client Implementation Manager and Assistant Vice President (2014 to 2018) of Ultimus Fund Solutions, LLC; Naval Flight Officer of United States Navy (1989 to 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

ALAMBIC FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-890-8988.

ALAMBIC FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with Alambic Investment Management, L.P. (the “Adviser”) for an additional one-year term (the “Agreement”) for the Alambic Small Cap Plus Fund and the Alambic Mid Cap Plus Fund (the “Remaining Funds” or, in the context of this section alone, the “Funds”). The Board approved the Agreement at an in-person meeting held on July 22-23, 2019, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In considering whether to approve the Agreement and in reaching its conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant to the Agreement, including the following factors.

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to each Fund including, without limitation, its investment advisory services since each Fund’s inception; its compliance procedures and practices; its efforts to promote the Funds and assist in their distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to each Fund were satisfactory and adequate.

The investment performance of the Funds. In this regard, the Board compared the performance of each Fund with the performance of its benchmark index, custom peer group, and Morningstar categories. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. The Board noted that:

●

the Alambic Small Cap Plus Fund underperformed the average and matched the median of its custom peer group and underperformed the average and median of its Morningstar category (Small Cap Value Category Under $50 Million, True No-Load), for a one-year period, but outperformed the average and median of its custom peer group and Morningstar category for the three-year period and since inception.

●

the Alambic Mid Cap Plus Fund underperformed the average and median of its custom peer group, over the one-year period, outperformed the average and median of its custom peer group since inceptions, and underperformed its Morningstar category’s (Mid Cap Value Category Under $50 Million, True No-Load) average and median for a one-year period, but outperformed its Morningstar category’s average and median since inception; and

The Board indicated that the Adviser had satisfactorily explained its performance results for the Funds. Following additional discussion of the investment performance of each Fund, as compared to its benchmark, custom peer group, and Morningstar category and other factors, the Board concluded that the investment performance of each Fund has been satisfactory.

The costs of the services provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds. In this regard, the Board considered the Adviser’s staffing; personnel, methods of operations; the education and experience of its personnel; its

ALAMBIC FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

compliance program, policies and procedures; the Adviser’s advisory business generally; its financial condition and the level of commitment to the Funds; the asset level of each Fund; the overall expenses of each Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the Funds’ expense limitation agreement and considered the Adviser’s current and past fee reductions and expense reimbursements for the Funds. The Board further took into account the Adviser’s willingness to continue the Funds’ expense limitation agreement for the Funds until at least December 31, 2020.

The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Funds’ trades. The Board compared each Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between each of the Funds and its respective comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of each Fund, and the nature of the investment strategies. The Board noted that:

●

the Alambic Small Cap Plus Fund’s advisory fee was higher than the average and median advisory fee for the Alambic Small Cap Value Fund’s custom peer group and higher than the average and median for the Alambic Small Cap Value Fund’s Morningstar category (Small Cap Value Category Under $50 Million, True No-Load), but less than the highest advisory fee in its Morningstar category;

●

the Alambic Mid Cap Plus Fund’s advisory fee was higher than the average and median advisory fee for the Alambic Mid Cap Value Fund’s custom peer group and lower than the average and median advisory fee for the Alambic Mid Cap Value Fund’s Morningstar category (Mid Cap Value Category Under $50 Million, True No-Load); and

The Board also considered the Adviser’s commitment to limit each Fund’s expenses under the Funds’ expense limitation agreement. The Board further noted that for the overall expense ratio:

●

the Alambic Small Cap Plus Fund’s overall expense ratio was equal to the average and to the median expense ratio for the Alambic Small Cap Value Fund’s custom peer group, and lower than the average and median of the Alambic Small Cap Value Fund’s Morningstar category;

●

the Alambic Mid Cap Plus Fund’s overall expense ratio was lower than the average and median expense ratio for the Alambic Mid Cap Value Fund’s custom peer group and lower than the average and median expense ratio for the Alambic Mid Cap Value Fund’s Morningstar category; and

The Board also compared the fees paid by each Fund to the fees paid by other clients of the Adviser and considered the similarities and differences of services received by such other clients as compared to the services received by the Funds. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by each of the Funds. The Board further considered the investment strategy and style used by the Adviser in managing the

ALAMBIC FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

portfolio of each Fund and the Adviser’s commitment to limit the expenses of each Fund under the Funds’ expense limitation agreement. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that for each Fund, the advisory fees paid to the Adviser by the fund are fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board considered that for each Fund, the fee arrangement with the Adviser involves both the advisory fee and the Funds’ expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Funds will continue to experience benefits from the Funds’ expense limitation agreement until each fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the asset levels for each Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits and that each Fund’s arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser and given each Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies, procedures and performance in seeking best execution for its clients, including the Funds. The Board also considered the historical portfolio turnover rate for each Fund; the process by which the Adviser evaluates the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Funds, the Adviser’s process for allocating trades among its different clients, including the Adviser’s private fund and the Funds. The Board also considered the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board determined for each Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

ALAMBIC FUNDS RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

On June 18, 2019, a Special Meeting of Shareholders of the Trust was held for the purpose of considering the election of seven trustees for the Trust. The number of shares of the Trust present and voting at the Special Meeting represented 68.40% of the total shares entitled to vote at the meeting. Each of the seven nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the seven Trustees were as follows:

	Number of Shares
Nominee/Trustee	Affirmative	Withhold
Robert G. Dorsey	79,822,871	11,178
John J. Discepoli	79,499,054	334,995
David M. Deptula	79,499,054	334,995
Janine L. Cohen	79,485,191	348,858
Jacqueline A. Williams	79,757,455	76,594
Clifford N. Schireson	79,771,318	62,731
Robert E. Morrison, Jr.	79,771,349	62,700

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BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-514-3583 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-514-3583. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

BLUE CURRENT GLOBAL DIVIDEND FUND LETTER TO SHAREHOLDERS	August 31, 2019

Dear Shareholders.

PERFORMANCE SUMMARY

The Blue Current Global Dividend Fund (the “Fund”) returned 2.91% over the last twelve months ended August 31, 2019. The Fund’s benchmark, the MSCI World High Dividend Yield Index, returned 2.52% over the same period. The MSCI World High Dividend Yield Index most accurately reflects the Fund’s investment objective to invest in high-quality, dividend paying stocks globally. Since inception, the Fund has returned 28.15%, which compares to a 22.99% return for the MSCI World High Dividend Yield Index. It is important to remind our investors that we are not managing the Fund to track or beat an index. We do not select securities to align with an index, or the underlying sector and country holdings, but rather we aim to construct a portfolio of high quality companies that are committed to dividend growth and offer an attractive yield.

	Total Returns for period ended August 31, 2019
Fund Name (Institutional Share Class)	QTD (since 5/31/19)	TYD (since 12/31/18)	Trailing 1 Year (Since 8/31/18)	Trailing 3 Year (Since 8/31/16)	Since Inception (9/18/14)
Blue Current Global Dividend	4.42%	16.81%	2.91%	23.39%	28.15%
MSCI World High Div Yield Index	4.02%	11.20%	2.52%	21.92%	22.99%

Source: Bloomberg

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-514-3583.

After a challenging 2018, we are pleased with the performance of the strategy for the quarter and annual period. Much of the recent performance can be attributed to decisions that were made one year ago, but we acknowledge that recent investor prefererences for dividend growth and stable cash flow have been a tailwind for the strategy, especially in the 2019 calendar year.This is a trend that we welcome and believe has further room to run.

Since the global economy exited the financial crisis and central banks embarked on a long monetary experiment in pushing borrowing rates to close to zero (negative in many regions), investors have flocked to equities and especially growth equities. When long-dated cash flows are discounted at an almost zero percentage cost of capital, the value of that asset skyrockets which is what has happened for nearly a decade. All equities have benefitted from the math, but growth companies that need access to cheap capital and don’t pay dividends have reaped the reward through this cycle with the rest of the market trying to keep up. We would place dividend equities (those yielding above the broad market) in the camp of trying to keep up with their speedy peers over the trailing ten year period.

1

Following a decade of strong performance, we believe investor preference for long-dated cash flows may be waning, opting for the higher certainty of business models with quicker paybacks and more stringent capital discipline. Unexpectantly, this transition has not occurred from a normalization of interest rate policy, as many would have predicted, but rather a sharp rise in political and economic uncertainty, two factors that are increasingly connected. This uncertainty stems from recognition that central banks are now wavering in their commitment and ability to improve growth through monetary policy and that future growth may be more dependent on fiscal measures. Unfortunately, in today’s world characterized by rising income inequality, a shift towards populism and protectionism, and growing political factions, fiscal policy may not be achievable on a large enough scale to extend the business cycle forward.

All of this leads us back to investors preferring durable cash flows and dividends playing a larger role in portfolios. We have been through these cycles in the past. Throughout the 1960s and 1970s, periods of time where economic and policy uncertainty were high, dividends represented approximately 45% and 75% of an investor’s total annualized return. Unlike those periods, however, fixed income today doesn’t provide any yield which we believe is another catalyst for dividends to play a meaningful role in portfolios. We believe these risk factors will elevate the importance of dividend growth investing in the decade to come.

When we examine the contributor’s to the Fund’s return over the last twelve months, investor preference for cash flow stability and defensive businesses are apparent. The three strongest sector contributors over the period are consumer staples, healthcare, and real estate. These three sectors represented 44% of the portfolio at period end. Sectors that detracted include materials, energy, and financials. These three sectors represented 21% of the portfolio. Technology was also a strong sector performer for the strategy but still lagged yield-friendly safe havens.

Looking below the sector level, the top three contributors to the Fund’s performance over the prior year include Procter & Gamble, Crown Castle, and Microsoft, while the top three detractors include Bayer, British American Tobacco, and DowDupont. We highlight that both Bayer and British American Tobacco were sold prior to the new calendar year as we believe recent legal and regulatory risks pose a threat to future dividend growth.

Since one year ago, the portfolio’s international allocation has increased from 44% to 49% as of the end of the fiscal year. The increase partially stems from our team finding more unique valuation opportunities outside of the US.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

It is important to remind the Fund’s shareholders of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful. Over the long run, dividends matter, and dividend growth investors have outperformed.

2

The Fund utilizes its investment expertise in growing cash flow through what we believe is a niche universe of high quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and have the financial ability to continue to increase the dividend over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

OUTLOOK SUMMARY

Since our last update, we have witnessed little progress on trade relations between the US and China, a concerning stalemate that has now spilled over to affect many pockets of the global economy including industrial manufacturing and executive confidence. The result has been a downward revision to US and global growth, as well as, earnings expectations for the year. The market has been amazingly resilient and less volatile than we would have imagined, believing that underneath the rhetoric there is a sound US economy with decision makers that simply want to know the new rules before resuming investment. Regardless of whether a “skinny deal” or an all-encompassing trade treaty is announced, we do not believe that executive confidence and earnings growth will rebound quickly in 2020. Instead, we think economic conditions will continue to be tough and that trade will be increasingly leveraged as a negotiating tactic between political leaders with corporations caught in the middle. We are witnessing this play out through trade tariffs and economic sanctions in an attempt to rebalance financial relationships and force geopolitical compliance. We believe this behavior is in its early years and will continue to escalate corporate and earnings uncertainty.

In this environment we believe investors will again focus on quality and that dividends, similar to prior periods, will represent a meaningful portion of an investor’s annualized return.

Sincerely,

Henry “Harry” M. T. Jones Co-Portfolio Manager	Dennis Sabo, CFA Co-Portfolio Manager

3

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Capital Group, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held in the Fund as of August 31, 2018, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

4

BLUE CURRENT GLOBAL DIVIDEND FUND
PERFORMANCE INFORMATION
August 31, 2019 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Blue Current Global Dividend Fund -
Institutional Class vs. the MSCI World Index
and the MSCI World High Dividend Yield Index

Average Annual Total Returns (for the periods ended August 31, 2019)
	1 Year	3 Years	Since Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	2.91%	7.26%	5.14%
MSCI World Index	0.26%	9.63%	6.27%
MSCI World High Dividend Yield Index	2.52%	6.83%	4.27%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 18, 2014.

5

BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
August 31, 2019 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Sanofi - ADR	3.5%
Anheuser-Busch InBev S.A./N.V. - ADR	3.5%
Novartis AG - ADR	3.2%
Unilever plc - ADR	3.1%
Microsoft Corporation	3.1%
Verizon Communications, Inc.	3.1%
SunTrust Banks, Inc.	3.0%
Crown Castle International Corporation	3.0%
Diageo plc - ADR	3.0%
Danone S.A.	3.0%

6

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS August 31, 2019
COMMON STOCKS — 95.2%	Shares	Value
Communication Services — 3.1%
Diversified Telecommunication Services — 3.1%
Verizon Communications, Inc.	33,000	$1,919,280

Consumer Discretionary — 5.0%
Multi-Line Retail — 1.5%
Kohl’s Corporation	19,250	909,755

Textiles, Apparel & Luxury Goods — 3.5%
Compagnie Financiere Richemont S.A. (a)	15,800	1,227,822
LVMH Moet Hennessy Louis Vuitton SE (a)	2,480	989,182
		2,217,004
Consumer Staples — 23.8%
Beverages — 9.3%
Anheuser-Busch InBev S.A./N.V. - ADR	22,750	2,149,875
Diageo plc - ADR	10,897	1,866,438
PepsiCo, Inc.	13,100	1,791,163
		5,807,476
Food Products — 7.1%
Danone S.A. (a)	20,580	1,844,107
J.M. Smucker Company (The)	10,800	1,135,728
Nestlé S.A. - ADR	12,615	1,417,800
		4,397,635
Household Products — 4.3%
Procter & Gamble Company (The)	14,250	1,713,278
Reckitt Benckiser Group plc (a)	12,150	949,474
		2,662,752
Personal Products — 3.1%
Unilever plc - ADR	30,600	1,933,308

Energy — 7.9%
Oil, Gas & Consumable Fuels — 7.9%
BP plc - ADR	29,800	1,101,110
ConocoPhillips	26,700	1,393,206
ONEOK, Inc.	18,460	1,315,829
Royal Dutch Shell plc - Class B - ADR	19,440	1,083,974
		4,894,119

See accompanying notes to financial statements.

7

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.2% (Continued)	Shares	Value
Financials — 10.6%
Banks — 6.2%
Citigroup, Inc.	14,150	$910,553
ING Groep N.V. - ADR	113,000	1,079,150
SunTrust Banks, Inc.	30,600	1,882,206
		3,871,909
Insurance — 4.4%
Allianz SE (a)	7,240	1,598,207
Prudential plc - ADR	33,000	1,101,870
		2,700,077
Health Care — 14.4%
Biotechnology — 1.0%
Amgen, Inc.	3,000	625,860

Health Care Equipment & Supplies — 4.6%
Abbott Laboratories	12,300	1,049,436
Koninklijke Philips N.V.	38,600	1,817,288
		2,866,724
Pharmaceuticals — 8.8%
Johnson & Johnson	9,925	1,273,973
Novartis AG - ADR	22,350	2,013,958
Sanofi - ADR	51,365	2,206,127
		5,494,058
Industrials — 6.3%
Aerospace & Defense — 2.8%
United Technologies Corporation	13,450	1,751,728

Electrical Equipment — 2.1%
Eaton Corporation plc	16,139	1,302,740

Machinery — 1.4%
Cummins, Inc.	5,930	885,171

Information Technology — 13.1%
Communications Equipment — 2.9%
Cisco Systems, Inc.	38,900	1,820,909

Electronic Equipment, Instruments & Components — 2.1%
Corning, Inc.	46,500	1,295,025

See accompanying notes to financial statements.

8

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.2% (Continued)	Shares	Value
Information Technology — 13.1% (Continued)
Semiconductors & Semiconductor Equipment — 5.0%
Broadcom, Inc.	5,575	$1,575,718
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	36,650	1,562,390
		3,138,108
Software — 3.1%
Microsoft Corporation	13,950	1,923,147

Materials — 2.7%
Chemicals — 2.7%
Air Liquide S.A. (a)	12,050	1,679,259

Real Estate — 5.8%
Equity Real Estate Investment Trusts (REITs) — 5.8%
CoreSite Realty Corporation	15,200	1,765,936
Crown Castle International Corporation	12,865	1,867,612
		3,633,548
Utilities — 2.5%
Multi-Utilities — 2.5%
Dominion Energy, Inc.	20,000	1,552,600

Total Common Stocks (Cost $50,653,380)		$59,282,192

MONEY MARKET FUNDS — 4.7%	Shares	Value
First American Government Obligations Fund - Class Z, 1.99% (b) (Cost $2,939,006)	2,939,006	$2,939,006

Investments at Value — 99.9% (Cost $53,592,386)		$62,221,198

Other Assets in Excess of Liabilities — 0.1%		80,874

Net Assets — 100.0%		$62,302,072

ADR – American Depositary Receipt.
(a)	Level 2 security (Note 2).
(b)	The rate shown is the 7-day effective yield as of August 31, 2019.
See accompanying notes to financial statements.

9

BLUE CURRENT GLOBAL DIVIDEND FUND SUMMARY OF COMMON STOCKS BY COUNTRY August 31, 2019
Country	Value	% of Net Assets
United States	$32,175,401	51.6%
United Kingdom	8,036,174	12.9%
France	6,718,675	10.8%
Switzerland	4,659,580	7.5%
Belgium	2,149,875	3.5%
Germany	1,598,207	2.6%
Taiwan Province of China	1,562,390	2.5%
Ireland	1,302,740	2.1%
Netherlands	1,079,150	1.7%
	$59,282,192	95.2%

See accompanying notes to financial statements.

10

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2019
ASSETS
Investments in securities:
At cost	$53,592,386
At value (Note 2)	$62,221,198
Dividends receivable	172,156
Other assets	4,973
Total assets	62,398,327

LIABILITIES
Payable for capital shares redeemed	51,748
Payable to Adviser (Note 4)	24,567
Payable to administrator (Note 4)	11,240
Other accrued expenses	8,700
Total liabilities	96,255

NET ASSETS	$62,302,072

NET ASSETS CONSIST OF:
Paid-in capital	$53,544,270
Accumulated earnings	8,757,802
NET ASSETS	$62,302,072

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$62,302,072
Shares of Institutional Shares outstanding (no par value, unlimited number of shares outstanding)	5,360,226
Net asset value, offering and redemption price per share (a) (Note 2)	$11.62

(a)	Redemption fee of 2.00% may apply to redemptions of shares held for 7 days or less.
See accompanying notes to financial statements.

11

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2019
INVESTMENT INCOME
Dividends	$1,877,236
Foreign withholding taxes on dividends	(110,119)
Total investment income	1,767,117

EXPENSES
Investment advisory fees (Note 4)	611,677
Administration fees (Note 4)	61,780
Fund accounting fees (Note 4)	42,106
Legal fees	28,733
Audit and tax services fees	18,500
Transfer agent fees (Note 4)	18,000
Custodian and bank service fees	17,727
Registration and filing fees	17,285
Trustees’ fees and expenses (Note 4)	14,262
Compliance fees and expenses (Note 4)	12,602
Printing of shareholder reports	8,347
Postage and supplies	6,049
Pricing fees	4,549
Insurance expense	3,240
Other expenses	16,667
Total expenses	881,524
Fee reductions by the Adviser (Note 4)	(269,847)
Net expenses	611,677

NET INVESTMENT INCOME	1,155,440

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY TRANSLATION
Net realized gains (losses) from:
Investments	(23,987)
Forward foreign currency contracts (Notes 2 and 5)	160,657
Foreign currency transactions (Note 2)	(36,039)
Net change in unrealized appreciation (depreciation) on:
Investments	294,125
Forward foreign currency contracts (Notes 2 and 5)	(39,148)
Foreign currency translation (Note 2)	(62)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY TRANSLATION	355,546

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,510,986

See accompanying notes to financial statements.

12

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2019	Year Ended August 31, 2018(a)
FROM OPERATIONS
Net investment income	$1,155,440	$1,316,452
Net realized gains (losses) from:
Investments	(23,987)	329,634
Forward foreign currency contracts	160,657	(472,454)
Foreign currency transactions	(36,039)	(13,660)
Net change in unrealized appreciation (depreciation) on:
Investments	294,125	2,001,653
Forward foreign currency contracts	(39,148)	138,199
Foreign currency translation	(62)	(195)
Net increase in net assets from operations	1,510,986	3,299,629

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2)
Institutional Shares	(964,319)	(1,941,711)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	7,470,319	8,580,932
Net asset value of shares issued in reinvestment of distributions	732,226	1,454,021
Proceeds from redemption fees collected (Note 2)	2,135	764
Payments for shares redeemed	(11,992,437)	(5,698,681)
Net increase (decrease) in Institutional Shares net assets from capital share transactions	(3,787,757)	4,337,036

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,241,090)	5,694,954

NET ASSETS
Beginning of year	65,543,162	59,848,208
End of year	$62,302,072	$65,543,162

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	671,265	742,293
Shares reinvested	65,072	127,013
Shares redeemed	(1,092,626)	(495,023)
Net increase (decrease) in shares outstanding	(356,289)	374,283
Shares outstanding, beginning of year	5,716,515	5,342,232
Shares outstanding, end of year	5,360,226	5,716,515

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders consisted of $778,879 and $1,162,832 of net investment income and realized capital gains, respectively, to Institutional Shares. Undistributed net investment income as of August 31, 2018 was $350,742.

See accompanying notes to financial statements.

13

BLUE CURRENT GLOBAL DIVIDEND FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Period Ended August 31, 2015(a)
Net asset value at beginning of period	$11.47	$11.20	$10.06	$9.42	$10.00

Income (loss) from investment operations:
Net investment income	0.22	0.23	0.24	0.22	0.16
Net realized and unrealized gains (losses) on investments and foreign currencies	0.11	0.39	1.11	0.61	(0.62)
Total from investment operations	0.33	0.62	1.35	0.83	(0.46)

Less distributions:
From net investment income	(0.18)	(0.14)	(0.21)	(0.19)	(0.12)
From net realized gains	—	(0.21)	—	—	—
Total distributions	(0.18)	(0.35)	(0.21)	(0.19)	(0.12)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	—	—	—

Net asset value at end of period	$11.62	$11.47	$11.20	$10.06	$9.42

Total return (c)	2.91%	5.58%	13.57%	8.92%	(4.65	%)(d)

Net assets at end of period (000’s)	$62,302	$65,543	$59,848	$39,632	$30,098

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.43%	1.39%	1.45%	1.55%	1.68	%(e)
Ratio of net expenses to average net assets (f)	0.99%	0.99%	0.99%	0.99%	0.99	%(e)
Ratio of net investment income to average net assets (f)	1.87%	2.06%	2.47%	2.37%	2.04	%(e)
Portfolio turnover rate	46%	50%	61%	58%	72	%(d)

(a)	Represents the period from the commencement of operations (September 18, 2014) through August 31, 2015.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

14

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2019

1. Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement). As of August 31, 2019, the Investor Class shares (to be sold without any sales loads, but subject to a distribution fee of up to 0.25% of Investor Class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them.

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with GAAP. The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

New accounting pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary

15

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such

16

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2019:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$50,994,141	$8,288,051	$—	$59,282,192
Money Market Funds	2,939,006	—	—	2,939,006
Total	$53,933,147	$8,288,051	$—	$62,221,198

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2019.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

17

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Forward foreign currency contracts – The Fund, at times, uses forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency contracts will be included on the Fund’s Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. See Note 5 for additional disclosures.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the value of Fund shares redeemed within 7 days of purchase, excluding involuntary redemptions of accounts that fall below the minimum investment amount or the redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation. During the years ended August 31, 2019 and 2018, proceeds from redemption fees, recorded in capital, totaled $2,135 and $764, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

18

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended August 31, 2019 and 2018 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
08/31/19	$964,319	$—	$964,319
08/31/18	$952,107	$989,604	$1,941,711

On September 30, 2019, the Fund paid an ordinary income dividend of $0.0284 per share to shareholders of record on September 27, 2019.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2019:

Tax cost of portfolio investments	$53,572,115
Gross unrealized appreciation	$10,124,367
Gross unrealized depreciation	(1,475,284)
Net unrealized appreciation on investments	8,649,083
Net unrealized depreciation on foreign currency translation	(62)
Undistributed ordinary income	55,868
Undistributed long-term gains	52,913
Accumulated earnings	$8,757,802

19

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund.

For the year ended August 31, 2019, the following reclassifications were made on the Statement of Assets and Liabilities as a result of permanent difference in the recognition of capital gains or losses under income tax regulations and GAAP:

Paid-in capital	$27,476
Accumulated earnings	$(27,476)

These differences are primarily due to the tax treatment of net realized losses from forward foreign currency contracts and foreign currency transactions and publicly traded partnerships. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal.

3. Investment Transactions

During the year ended August 31, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $27,493,491 and $31,724,340, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edge Capital Group, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser had agreed, until January 1, 2020, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of

20

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.24% of the average daily net assets of the Investor Class shares and 0.99% of the average daily net assets of the Institutional Class shares. Accordingly, under the ELA, the Adviser reduced its investment advisory fees in the amount of $269,847 during the year ended August 31, 2019.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2019, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $752,405 no later than the dates stated below:

August 31, 2020	$225,554
August 31, 2021	257,004
August 31, 2022	269,847
Total	$752,405

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

21

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2019, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of multiple shareholders)	76%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivative Transactions

There were no outstanding derivative positions held by the Fund as of August 31, 2019.

During the year ended August 31, 2019, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Risk	Derivative Type	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)
Currency	Forward foreign currency contracts	$160,657	$(39,148)

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset the exposure it has on any transactions with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Fund manages its cash collateral and securities collateral, if any, on a counterparty basis.

The average net monthly notional value of forward foreign currency exchange contracts during the year ended August 31, 2019 is $1,451,936.

6. Foreign Investment Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains or increase losses from investments denominated in foreign currencies. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s

22

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals, or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage by market analysts than U.S. companies and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on September 30, 2019, as discussed in Note 2.

23

BLUE CURRENT GLOBAL DIVIDEND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blue Current Global Dividend Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2019

24

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2019) and held until the end of the period (August 31, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 7 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

25

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$ 1,000.00	$ 1,050.90	0.99%	$5.12
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Results of Special Meeting of Shareholders
(Unaudited)

On June 18, 2019, a Special Meeting of Shareholders of the Trust was held for the purpose of considering the election of seven trustees for the Trust. The number of shares of the Trust present and voting at the Special Meeting represented 68.40% of the total shares entitled to vote at the meeting. Each of the seven nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the seven Trustees were as follows:

	Number of Shares
Nominee/Trustee	Affirmative	Withhold
Robert G. Dorsey	79,822,871	11,178
John J. Discepoli	79,499,054	334,995
David M. Deptula	79,499,054	334,995
Janine L. Cohen	79,485,191	348,858
Jacqueline A. Williams	79,757,455	76,594
Clifford N. Schireson	79,771,318	62,731
Robert E. Morrison, Jr.	79,771,349	62,700

26

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

OTHER FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended August 31, 2019, 74.73% of ordinary income dividends qualified for the corporate dividends received deduction.

27

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	14	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	14	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	14	None

28

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	14	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017).	14	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017),Cambridge Associates, LLC	14	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

29

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and SVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer of United States Navy (1989 to 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

30

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-514-3583.

31

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Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-855-691-5288 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-855-691-5288. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
LETTER TO SHAREHOLDERS	September 2019

During the fiscal year ending August 31, 2019, the Marshfield Concentrated Opportunity Fund returned 17.12%, compared to the 2.92% return for the S&P 500 Index.

Since the Fund’s inception in late 2015, we have used these letters to reiterate our agnosticism about the macroeconomic and political environment. We refrain from predicting economic events and trends, but we do pay attention to current domestic and global developments because that allows us to understand something about how our companies perform in different environments, both in terms of their operating results and in terms of management’s approach to changes in such things as end market demand. In the absence of good, actionable information about significant trends in parts of the economy and in specific industries, we always believe it is in the interest of the Fund and its shareholders to make our decisions on a bottom-up basis. Irrespective of the external climate, we ask ourselves if a stock is cheap enough to buy, if the stock has a sufficient moat around its business which cannot be exploited by competitors, and if the company’s corporate culture is appropriate to its business. As managers, we feel comfortable making a judgment about those aspects of a business, making sure our investments can withstand shocks and not only survive, but thrive in any type of external environment. We do expect, as a matter of course, that there will be shocks, a few possibly foreseeable, but most of which will be surprising to us as well as to all (or almost all) other investors.

The US economy in the year ending August 31, 2019 was initially characterized by a moderate strengthening, but signs of weakness emerged toward the end of this time period. Improvements in the economy, such as they have been, took place despite the near-constant noise produced by the US political environment, which we do our best to tune out when making decisions about securities.

Unlike last year, the Fund’s performance, for the most part, was driven by companies relatively less exposed to the economic cycle and was held back by our more cyclical names. The fact that we had significant investments in such less exposed companies was not driven by any newly-found ability on our part to predict the future, but rather on our constant willingness to prune positions that we believe to be over-appreciated by other investors and thus over-valued, and to invest the proceeds in out-of-favor companies, often with a significant time lag between the sale and the buy. In other words, during 2016 to 2018, when the economy appeared to be relatively strong, we were able to sell some of our more cyclical companies and purchase some neglected or actively disliked companies in stable businesses.

Last year, we did have one cyclical company that materially added to performance (Moody’s, the bond rating agency), as capital markets remained relatively robust. However, our other two big “producers” (i.e., large positions that also did well in the market) were Arch Capital, an insurance and reinsurance company that has its own cycle that tends to differ from the economic cycle, and Chipotle, which is relatively acyclical. On the other hand, the three of our holdings that produced the most negative effect on the Fund’s returns included two industrial companies,

1

Deere (which manufactures farm and construction equipment) and Cummins (which manufactures diesel engines), as well as Expeditors International (a non-asset-based transportation company). It probably won’t have escaped your notice that the latter three companies have also been negatively affected by the new tariffs and overall trade situation.

Our historical track record is one of limited turnover, and that was true again this year. For the year ending August 31, 2019 it was 13.60%. We sold one position in its entirety while trimming the sizes of three other positions. We sold our remaining position in Yum! Brands due in part to price appreciation. Other factors which influenced our Yum! Brands sale were the increased leverage the company has taken on in the last few years and the retirement of a CEO whom we liked and his replacement by someone we just don’t know as well, and whom we want to see “in action” before we place our (and your) trust in him. The companies we reduced our investment in solely due to significant price appreciation were Chipotle (the fast food company), Strategic Education (the for-profit education company, aka Strayer) and Waters (which manufactures mass spectrometry and liquid chromatography instruments).

We did not add any new names during the fiscal year, nor did we add at all to existing positions. Our decision not to buy anything is not due to any opinion about what the market or economy might do, but solely to our inability to find stocks in companies we like trading at what we consider to be reasonable prices.

If you have been with us for a while, you know that our approach in any environment is to stick to our discipline. That means: 1) understanding what’s real and what’s fantasy; 2) acting with equanimity to exploit the misjudgments of the crowd; and 3) being patient and not pulling the trigger before our buy or sell price has been reached. These things won’t change. Process and discipline are why we believe investors choose to invest in the Fund, and we take our mandate to preserve capital and generate risk-adjusted returns very seriously.

We thank you for the opportunity to invest your money and for your confidence in our process and discipline.

Sincerely,

Elise J. Hoffmann Portfolio Manager	Christopher M. Niemczewski Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-691-5288.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.MarshfieldFunds.com or call 1-855-691-5288 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

2

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2019, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Marshfield Concentrated Opportunity Fund versus
the S&P 500® Index

Average Annual Total Returns (for the periods ended August 31, 2019)
	1 Year	3 Years	Since Inception(b)
Marshfield Concentrated Opportunity Fund(a)	17.12%	20.32%	18.20%
S&P 500® Index	2.92%	12.70%	12.03%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on December 29, 2015.

4

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PORTFOLIO INFORMATION
August 31, 2019 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Moody’s Corporation	10.9%
Arch Capital Group Ltd.	8.7%
AutoZone, Inc.	6.4%
Mastercard, Inc. - Class A	5.6%
Visa, Inc. - Class A	4.9%
Deere & Company	4.8%
O’Reilly Automotive, Inc.	4.2%
Fastenal Company	4.1%
Goldman Sachs Group, Inc. (The)	4.0%
Cummins, Inc.	3.7%

5

MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS August 31, 2019
COMMON STOCKS — 75.8%	Shares	Value
Consumer Discretionary — 22.4%
Diversified Consumer Services — 2.4%
Strategic Education, Inc.	12,937	$2,189,328

Hotels, Restaurants & Leisure — 3.5%
Chipotle Mexican Grill, Inc. (a)	3,672	3,078,678

Household Durables — 2.4%
NVR, Inc. (a)	586	2,109,014

Specialty Retail — 14.1%
AutoZone, Inc. (a)	5,174	5,700,144
O’Reilly Automotive, Inc. (a)	9,660	3,707,122
Ross Stores, Inc.	29,208	3,096,340
		12,503,606
Financials — 23.6%
Capital Markets — 14.9%
Goldman Sachs Group, Inc. (The)	17,306	3,528,866
Moody’s Corporation	44,882	9,675,662
		13,204,528
Insurance — 8.7%
Arch Capital Group Ltd. (a)	195,694	7,729,913

Health Care — 0.6%
Life Sciences Tools & Services — 0.6%
Waters Corporation (a)	2,676	567,018

Industrials — 18.7%
Air Freight & Logistics — 3.7%
Expeditors International of Washington, Inc.	45,752	3,252,967

Machinery — 8.5%
Cummins, Inc.	21,799	3,253,937
Deere & Company	27,793	4,305,413
		7,559,350
Road & Rail — 2.4%
Union Pacific Corporation	13,084	2,119,085

Trading Companies & Distributors — 4.1%
Fastenal Company	117,248	3,590,134

6

MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 75.8% (Continued)	Shares	Value
Information Technology — 10.5%
IT Services — 10.5%
Mastercard, Inc. - Class A	17,631	$4,960,834
Visa, Inc. - Class A	23,879	4,317,801
		9,278,635

Total Common Stocks (Cost $56,174,783)		$67,182,256

MONEY MARKET FUNDS — 24.7%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 1.86% (b)	11,556,563	$11,556,563
Vanguard Treasury Money Market Fund, 2.02% (b)	10,276,329	10,276,329
Total Money Market Funds (Cost $21,832,892)		$21,832,892

Investments at Value — 100.5% (Cost $78,007,675)		$89,015,148

Liabilities in Excess of Other Assets — (0.5%)		(425,915)

Net Assets — 100.0%		$88,589,233

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of August 31, 2019.
See accompanying notes to financial statements.

7

MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2019
ASSETS
Investments in securities:
At cost	$78,007,675
At value (Note 2)	$89,015,148
Receivable for capital shares sold	96,875
Dividends receivable	133,712
Other assets	18,462
Total assets	89,264,197

LIABILITIES
Payable for capital shares redeemed	1
Payable for investment securities purchased	595,842
Payable to Adviser (Note 4)	52,657
Payabel to administrator (Note 4)	12,965
Other accrued expenses	13,499
Total liabilities	674,964

NET ASSETS	$88,589,233

NET ASSETS CONSIST OF:
Paid-in capital	$75,779,691
Accumulated earnings	12,809,542
NET ASSETS	$88,589,233

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,020,572

Net asset value, offering price and redemption price per share (Note 2)	$17.65

See accompanying notes to financial statements.

8

MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2019
INVESTMENT INCOME
Dividend income	$598,539

EXPENSES
Investment advisory fees (Note 4)	429,250
Administration fees (Note 4)	47,171
Fund accounting fees (Note 4)	34,534
Registration and filing fees	31,454
Legal fees	23,415
Transfer agent fees (Note 4)	18,000
Audit and tax services fees	17,000
Trustees’ fees and expenses (Note 4)	14,262
Compliance fees and expenses (Note 4)	12,461
Custody and bank service fees	11,412
Printing of shareholder reports	10,580
Postage and supplies	5,613
Insurance expense	2,901
Pricing fees	646
Other expenses	14,559
Total expenses	673,258
Less fee reductions by the Adviser (Note 4)	(176,244)
Net expenses	497,014

NET INVESTMENT INCOME	101,525

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,853,312
Net change in unrealized appreciation (depreciation) on investments	6,023,110
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,876,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,977,947

See accompanying notes to financial statements.

9

MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2019	Year Ended August 31, 2018 (a)
FROM OPERATIONS
Net investment income (loss)	$101,525	$(975)
Net realized gains from investment transactions	1,853,312	505,753
Net change in unrealized appreciation (depreciation) on investments	6,023,110	3,106,123
Net increase in net assets resulting from operations	7,977,947	3,610,901

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(475,838)	(312,300)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	61,969,831	7,384,990
Net asset value of shares issued in reinvestment of distributions to shareholders	457,005	301,657
Proceeds from redemption fees collected (Note 2)	10,979	690
Payments for shares redeemed	(4,248,932)	(921,553)
Net increase in net assets from capital share transactions	58,188,883	6,765,784

TOTAL INCREASE IN NET ASSETS	65,690,992	10,064,385

NET ASSETS
Beginning of year	22,898,241	12,833,856
End of year	$88,589,233	$22,898,241

CAPITAL SHARES ACTIVITY
Shares sold	3,760,098	513,412
Shares reinvested	33,852	21,796
Shares redeemed	(263,211)	(65,298)
Net increase in shares outstanding	3,530,739	469,910
Shares outstanding at beginning of year	1,489,833	1,019,923
Shares outstanding at end of year	5,020,572	1,489,833

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders consisted of $8,517 from net investment income and $303,783 from net realized gains. As of August 31, 2018, undistributed net investment income was $0.

See accompanying notes to financial statements.

10

MARSHFIELD CONCENTRATED OPPORTUNITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2019		Year Ended August 31, 2018		Year Ended August 31, 2017	Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$15.37		$12.58		$10.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.00	)(b)	0.00 (b)	0.02
Net realized and unrealized gains on investments	2.53		3.08		2.04	0.59
Total from investment operations	2.55		3.08		2.04	0.61

Less distributions:
From net investment income	(0.00	)(b)	(0.01)		(0.02)	—
From net realized gains	(0.27)		(0.28)		(0.05)	—
Total distributions	(0.27)		(0.29)		(0.07)	—

Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00	(b)	—	—

Net asset value at end of period	$17.65		$15.37		$12.58	$10.61

Total return (c)	17.12%		24.70%		19.27%	6.10	%(d)

Net assets at end of period (000’s)	$88,589		$22,898		$12,834	$5,891

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.48%		2.09%		2.87%	3.80	%(e)

Ratio of net expenses to average net assets (f)	1.10%		1.10%		1.10%	1.22	%(e)

Ratio of net investment income (loss) to average net assets (f)	0.22%		(0.01%)		0.08%	0.42	%(e)

Portfolio turnover rate	14%		10%		11%	18	%(d)

(a)	Represents the period from the commencement of operations (December 29, 2015) through August 31, 2017.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

11

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2019

1. Organization

Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with GAAP.

New accounting pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value

12

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

(“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$67,182,256	$—	$—	$67,182,256
Money Market Funds	21,832,892	—	—	21,832,892
Total	$89,015,148	$—	$—	$89,015,148

13

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2019.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended August 31, 2019 and 2018, proceeds from the redemption fees, recorded in capital, totaled $10,979 and $690, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid to shareholders during the years ended August 31, 2019 and 2018 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
8/31/2019	$24,384	$451,454	$475,838
8/31/2018	$9,718	$302,582	$312,300

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

14

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2019:

Tax cost of portfolio investments	$78,010,297
Gross unrealized appreciation	$11,812,412
Gross unrealized depreciation	(807,561)
Net unrealized appreciation	11,004,851
Undistributed ordinary income	281,224
Undistributed long-term capital gains	1,523,467
Accumulated earnings	$12,809,542

The values of the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $44,827,653 and $5,009,060, respectively.

15

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until January 1, 2020, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to an amount not exceeding 1.10% of the Fund’s average daily net assets. Accordingly, during the year ended August 31, 2019, the Adviser reduced its investment advisory fees by $176,244.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2019, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $489,528 no later than the dates as stated below:

August 31, 2020	$149,506
August 31, 2021	163,778
August 31, 2022	176,244
Total	$489,528

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

16

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2019, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
RBC Capital Markets, LLC (for the benefit of its customers)	43%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

17

MARSHFIELD CONCENTRATED OPPORTUNITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marshfield Concentrated Opportunity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marshfield Concentrated Opportunity Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2019

18

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2019) and held until the end of the period (August 31, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

19

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$1,000.00	$1,112.90	1.10%	$5.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-855-691-5288. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

20

MARSHFIELD CONCENTRATED OPPORTUNITY FUND RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

On June 18, 2019, a Special Meeting of Shareholders of the Trust was held for the purpose of considering the election of seven trustees for the Trust. The number of shares of the Trust present and voting at the Special Meeting represented 68.40% of the total shares entitled to vote at the meeting. Each of the seven nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the seven Trustees were as follows:

	Number of Shares
Nominee/Trustee	Affirmative	Withhold
Robert G. Dorsey	79,822,871	11,178
John J. Discepoli	79,499,054	334,995
David M. Deptula	79,499,054	334,995
Janine L. Cohen	79,485,191	348,858
Jacqueline A. Williams	79,757,455	76,594
Clifford N. Schireson	79,771,318	62,731
Robert E. Morrison, Jr.	79,771,349	62,700

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2019, the Fund designated $451,454 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended August 31, 2019, 100% of ordinary income dividends qualifies for the corporate dividends received deduction.

21

MARSHFIELD CONCENTRATED OPPORTUNITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	14	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	14	None

22

MARSHFIELD CONCENTRATED OPPORTUNITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	14	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	14	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014).
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	14	n/a
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	14	n/a

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

23

MARSHFIELD CONCENTRATED OPPORTUNITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

24

MARSHFIELD CONCENTRATED OPPORTUNITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-855-691-5288.

25

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $52,500 and $91,500 with respect to the registrant’s fiscal years ended August 31, 2019 and August 31, 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in the first fiscal period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,000 and $22,000 with respect to the registrant’s fiscal years ended August 31, 2019, and August 31, 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the first fiscal period for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended August 31, 2019 and August 31, 2018, aggregate non-audit fees of $13,000 and $22,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	November 6, 2019

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	November 6, 2019

*	Print the name and title of each signing officer under his or her signature.